Exhibit 10.280

GUARANTY INDEMNIFICATION AGREEMENT

[ADK HEMBREE ROAD PROPERTY, LLC]

This GUARANTOR INDEMNIFICATION AGREEMENT (this “Agreement”) is made as of the 31st day of December, 2012, by between AdCare Health Systems, Inc., an Ohio corporation (referred to herein as “Indemnitor”), and Christopher F. Brogdon (referred to herein as “Guarantor”). Indemnitor and the Guarantor are sometimes hereinafter individually referred to as a “Party” and collectively as the “Parties.”

RECITALS:

A. Guarantor is compensated for his services as a Consultant to Indemnitor pursuant to the Consulting Agreement between Indemnitor and Consultant dated December 31, 2012 (referred to herein as “Consulting Agreement”).

B. The “Guaranty” attached herewith dated November 30, 2012, memorializes an agreement between Guarantor and Fidelity Bank (referred to herein as “Lender”) in favor of Indemnitor regarding ADK Hembree Road Property, LLC (referred to herein as “Borrower”).

C. Guarantor previously gave the Guaranty in order to induce Lender to make the underlying agreement at issue in the Guaranty (referred to herein as “the Loan”).

NOW, THEREFORE, in consideration of the foregoing, and other valuable consideration in the amount of ten (10) dollars paid by Guarantor to Indemnitor, the receipt and adequacy of which is hereby acknowledged, Indemnitor agrees as follows:

1. Indemnification and Reimbursement of Guarantor.

(a) Indemnitor, hereby indemnifies and agrees to hold Guarantor harmless from and against any and all costs, losses, damages, claims and expenses (including but not limited to reasonable attorneys’ fees and other third-party expenses) (collectively, “Losses”) incurred by Guarantor under the Guaranty, including without limitation any of the foregoing incurred in connection with enforcing this Agreement.

(b) In the event any sums are paid by the Guarantor under or on account of the Guaranty, the Guarantor shall be entitled to immediate reimbursement from the Indemnitor for such sum, and any amount so due the Guarantor, if not paid within five (5) days after demand therefor, shall bear interest at an annual rate equal to the prime rate as published from time to time by The Wall Street Journal (or if the Wall Street Journal ceases to publish a prime rate, then the 14-day moving average closing trading price of 90 day Treasury bills), plus 2% per annum, such interest accruing daily and compounding monthly.

(c) Notwithstanding the foregoing, going forward from the effective date of this Agreement, Guarantor shall not be entitled to indemnification or reimbursement under this Agreement for any Losses to the extent that such Losses are due to the gross negligence, fraud, intentional misrepresentation, willful misconduct, bad faith, misappropriation, or any criminal act of Guarantor.

2. In the event of a claim for indemnity or reimbursement hereunder, the Guarantor shall provide reasonable notice to the Indemnitor of the existence of any such claim, demand or other matters to which the indemnification obligations hereunder would apply, and the Guarantor agrees to give the Indemnitor a reasonable opportunity to participate in the defense of the same at the Indemnitor’s own cost and expense and with counsel of the Indemnitor’s own selection.

3. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action. In no event shall any provisions of this Agreement be deemed to be a waiver of or to be in lieu of any right or claim, including, without limitation, any right of contribution or other right of recovery, that any party to this Agreement might otherwise have against any other party to this Agreement.

4. If any term of this Agreement or any application thereof shall be invalid, illegal or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby. No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right.

5. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided to the parties hereto by law or by any other agreement to which the parties hereto are bound.

6. Except as expressly set forth in Section I(c) above, the reimbursement and indemnification obligations of Indemnitor hereunder are absolute, irrevocable, and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations giving rise to the payment of the Losses or any agreement or instrument relating thereto, or any substitution, release or exchange of any other guarantee of or security for any obligation, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; it being the intent of the parties hereto that such obligations shall be absolute and unconditional under any and all circumstances.  With respect to its obligations hereunder, except with respect to the notices required by this Agreement, Indemnitor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any other party exhaust any right, power or remedy or proceed against any Person.

7. This Agreement shall be binding upon each of the parties and each party’s respective executors, heirs, successors and assigns (including without limitation any entity or entities that are their respective corporate, partnership or other successors and assigns) and shall inure to the benefit of Guarantor and its successors and assigns.

8. Notices given hereunder shall be given by postage paid, registered or certified mail, return receipt requested, or by recognized national overnight courier service, to the address of Indemnitor, or to such other address as Indemnitor may designate in a writing given in the manner provided in this paragraph.

9. The Parties hereby designate the courts sitting in Fulton County, Georgia, as the courts of proper and exclusive subject matter and personal jurisdiction and venue of and for any and all actions and proceedings relating to this Agreement; hereby irrevocably consent to such designation, jurisdiction and venue; hereby waive any objections or defenses relating to jurisdiction or venue with respect to any action or proceeding initiated in any of said courts; and agree that service of process or notice in any such action or proceeding shall be effective if delivered or mailed in accordance with the notice provisions of this Agreement.

10. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Georgia.

11. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes.

[Signatures On Following Pages]

IN WITNESS WHEREOF, Indemnitor and Guarantor have executed this Agreement as an instrument under seal as of the day and date first written above.

INDEMNITOR:

AdCare Health Systems, Inc.

By:	/s/ Boyd P. Gentry
	Name:	Boyd P. Gentry
	Title:	President & CEO

[Indemnitor Signature Page to Guaranty Indemnification Agreement – ADK Hembree Road Property, LLC]

[Signatures continue on following page]

GUARANTOR
Christopher F. Brogdon

By:	/s/ Christopher F. Brogdon
Name:
Title:

[Guarantor Signature Page to Loan Indemnification Agreement – ADK Hembree Road Property, LLC]

GUARANTY

Atlanta	Georgia
(City)	(State)
November 30, 2012
(Date)

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce FIDELITY BANK (herein, with its participants, successors and assigns, called “Lender”), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of ADK HEMBREE ROAD PROPERTY, LLC, a Georgia limited liability company (herein called ‘‘Borrower”), or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

A.            If this ☐ is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:                                                                            and any extensions, renewals or replacements thereof (hereinafter referred to as the “Indebtedness”).

B.            If this ☒ is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation at every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the “indebtedness’’). Without limitation, this guaranty includes the following described debt(s): any and all debts of ADK HEMBREE ROAD PROPERTY, LLC, a Georgia limited liability company.

The Undersigned further acknowledges and agrees with Lender that:

1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

2. This is an absolute, unconditional and continuing guaranty of payment of the indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancing thereof. If there more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or Incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the Incompetent and only prospectively, as to future transactions, as herein set forth.

The Undersigned represents and warrants to the Lender that Undersigned has a direct and substantial economic interest In Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting in the creation of indebtedness guaranteed hereby. Accordingly, so long as this guaranty is not revoked prospectively in accordance with this guaranty, the Lender may rely conclusively on a continuing warranty, hereby made, that the Undersigned continues to be benefited by this guaranty and the Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this guaranty shall be effective and enforceable by the Lender without regard to the receipt, nature or value of any such benefits.

3. If the Undersigned shall he dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all indebtedness, whether due and payable or unmatured. It the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

4. The liability of the Undersigned hereunder shall be limited a principal amount of $Unlimited (if unlimited or if no amount is stated, the Undersigned shall be liable for all indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys’ fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not it excess of such principal amount without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmitted document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys’ fees and legal expenses) Incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation at bankruptcy or insolvency proceeding.

This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

This guaranty is a ☒ unsecured; ☐ secured by a mortgage or security agreement dated                                                                 ; ☐ secured by                                                                                                      .

IN WITNESS WHEREOF, this guaranty has been duty executed be the Undersigned this day and year first above written.

/s/ Christopher F. Brogdon	[SEAL]
Christopher F. Brogdon, individually

“Undersigned” shall refer to all persons who sign this guaranty, severely and jointly.

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ADDITIONAL PROVISIONS

6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, Lender may, but shall not be obligated to enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or  sureties for any or all indebtedness; (ii) any one or more extensions or renewals of indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver, adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any figure to Institute proceeding file a claim, give any required notices or otherwise protect any indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any indebtedness: (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security: or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any indebtedness or any evidence thereto; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under §1111(b)(2) of the United States Bankruptcy Code.

7. The Undersigned waives any and all defenses, claim and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicate, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing the indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or Judicial decision. The Undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though the Borrower’s obligations had not been discharged.

8. The Undersigned further agrees that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay indebtedness, Including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. “Indebtedness” shall include post-bankruptcy petition Interest and attorneys’ fees and any other amounts which Borrower is discharged from paying or which do not otherwise accrue to Indebtedness due to Borrower’s discharge, and the Undersigned shall remain obligated to pay such amounts as though Borrower’s obligations had not been discharged.

9. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

10. The Undersigned waives any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned’s obligation under this guaranty, Including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration, any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower’s debts, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing indebtedness. Lender shall not be required first to resort for payment of the indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the Undersigned. This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall inure to the benefit Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws of the State in which it is executed. The undersigned waives notice of Lender’s acceptance hereof.

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